SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 16, 1998


                         DREW INDUSTRIES INCORPORATED

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        Delaware                    0-13646                13-3250533
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      (State or other             (Commission            (I.R.S. Employer
      jurisdiction of             File Number)           Identification No.)
      incorporation

      200 Mamaroneck Avenue, White Plains, New York                 10601
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       (Address of principal executive offices)                  (Zip Code)


        Registrant telephone number, including area code: (914) 428-9098

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          (Former name or former address, if changed since last report)

Item 5.     Other Events

            a) Reference is made to the press release issued to the public by the Registrant on December 16, 1998, the text of which is attached hereto as Exhibit 99, for a description of the events reported pursuant to this Form 8-K.


Item 7.     Financial Statements and Exhibits

            c)    Exhibits

                  99      Press Release dated December 16, 1998.


      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Drew Industries Incorporated
                                    (Registrant)



                                    By /s/ Leigh J. Abrams
                                       -------------------------------------
                                       Leigh J. Abrams
                                       President and Chief Executive Officer

Dated: December 23, 1998